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                                                                    Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the accompanying Annual Report of Targeted Genetics Corporation on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Todd E. Simpson, Vice President, Finance and Administration, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 10, 2004                          /s/ Todd E. Simpson
----------------------                  --------------------------------------
Date                                    Todd E. Simpson
                                        Vice President, Finance and
                                        Administration, Chief Financial Officer,
                                        Secretary and Treasurer